UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2019

VP Inflation Protection Fund
Class I (APTIX)
Class II (AIPTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	APTIX	9.16%	2.49%	3.17%	5/7/04
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	8.43%	2.61%	3.36%	—
Class II	AIPTX	8.90%	2.24%	2.91%	12/31/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $13,659

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $13,919

Total Annual Fund Operating Expenses
Class I	Class II
0.48%	0.73%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz and Miguel Castillo

Performance Summary

VP Inflation Protection returned 8.90%* for the 12 months ended December 31, 2019. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index returned 8.43% for the same time period. Fund returns reflect operating expenses, while index returns do not.

Bonds Rallied Overall; TIPS Outperformed Nominal Treasuries

A key policy pivot from the Federal Reserve (Fed) in early 2019 set the stage for robust U.S. bond market performance for the year. Throughout 2018, the central bank remained on a tightening course, raising interest rates amid a backdrop of generally improving U.S. economic growth and modest inflation gains. But in early 2019, the Fed abruptly halted its four-year tightening campaign and adopted a dovish tone, as the escalating U.S.-China trade dispute threatened global economic growth. By July, mounting global economic risks and relatively muted inflation prompted the Fed to cut rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October, which lowered the federal funds rate target to a range of 1.50% to 1.75%.

Against this backdrop, U.S. Treasury yields generally declined. The benchmark 10-year Treasury note ended 2019 with a yield of 1.92%, compared with 2.68% a year earlier. The yield on the two-year Treasury note fell from 2.49% at year-end 2018 to 1.57% at the end of 2019. The falling-yield/low-inflation environment helped generate solid one-year total returns for Treasuries, particularly longer-maturity Treasuries.

Other U.S. bond market sectors also delivered robust returns for the year. In particular, TIPS outperformed nominal Treasuries, benefiting from the better relative performance of longer-duration securities and from rising breakeven rates later in the year. Corporate bonds rallied, benefiting not only from the declining yield environment but also from solid corporate fundamentals and strong investor demand for yield. In addition, concerns about economic growth and trade tensions generally eased as the year progressed, providing additional support for riskier bond market sectors, which generally outperformed higher-quality sectors. Elsewhere, mortgage-backed securities also delivered solid gains, performing in line with the broad investment-grade bond market but lagging the rallying corporate sector.

Most Inflation Measures Edged Higher

Year-over-year headline inflation (Consumer Price Index, or CPI) slowly increased in 2019, ending the year at 2.3%, compared with 1.9% at the end of 2018. Rising energy and medical care costs largely accounted for the increase. Annualized core CPI (which doesn’t include food and energy prices) also ended the year at 2.3%, up slightly from 2.2% at the end of 2018 on rising medical care and shelter costs. Meanwhile, the Fed’s preferred inflation index, core personal consumption expenditures (PCE), bucked the trend and edged lower. Year-over-year core PCE declined from 2.0% in December 2018 to 1.6% in November 2019 (the latest data available as of December 31, 2019), below the Fed’s 2.0% target.

*All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Longer-term inflation expectations, as measured by the 10-year breakeven rate (the difference in yield between 10-year nominal Treasuries and TIPS), tumbled through early October before increasing modestly in the final months of the year. After closing 2018 at 171 basis points (bps), the 10-year breakeven rate tumbled as low as 150 bps in September and October before steadily climbing to end 2019 at 177 bps (1 bp equals 0.01 percentage point). Theoretically, the breakeven rate indicates market expectations for inflation for the next 10 years and also reflects the inflation rate required (1.77% at year-end) for TIPS to outperform nominal Treasuries during the period.

Non-TIPS Exposure Drove Outperformance

At the end of 2019, the portfolio was nearly fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (54% of assets versus the IRS maximum of 55%). The remainder was primarily invested in investment-grade corporate securities, securitized securities and non-U.S.-dollar inflation-linked securities (hedged against currency risk). Strong performance from these allocations, particularly the positions in corporate credit and credit-sensitive mortgage securities, largely accounted for the portfolio’s outperformance relative to the all-TIPS index.

To increase inflation exposure while adhering to the IRS’ TIPS limit, we used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy positioned the portfolio with an overweight to inflation, which aided performance as breakeven rates increased in the final months of the year.

Outlook

Although breakeven rates have been on the rise, they still remain below their long-term historical averages, suggesting TIPS still offer value. Additionally, we expect the Fed to boost its buying of Treasuries and TIPS as the central bank rebuilds its balance sheet. We believe TIPS valuations, combined with growing demand for TIPS from the Fed, provide a favorable backdrop for these securities. The portfolio’s positioning reflects our expectation for modest global growth, range-bound Treasury yields, stable monetary policy and slightly higher inflation. We expect headline inflation to increase in early 2020 due to year-over-year base effects from rising oil prices. By midyear, though, we expect headline inflation to ease slightly and converge with core inflation at 2.0%.

Fund Characteristics

DECEMBER 31, 2019
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	53.8%
Corporate Bonds	10.1%
Commercial Mortgage-Backed Securities	7.4%
Collateralized Mortgage Obligations	6.8%
U.S. Government Agency Mortgage-Backed Securities	6.7%
Asset-Backed Securities	6.7%
Collateralized Loan Obligations	3.1%
Sovereign Governments and Agencies	1.0%
Temporary Cash Investments	5.2%
Other Assets and Liabilities	(0.8)%

Portfolio at a Glance
Average Duration (effective)	7.4 years
Weighted Average Life to Maturity	8.4 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,022.40	$2.45	0.48%
Class II	$1,000	$1,021.10	$3.72	0.73%
Hypothetical
Class I	$1,000	$1,022.79	$2.45	0.48%
Class II	$1,000	$1,021.53	$3.72	0.73%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2019

	Principal Amount	Value
U.S. TREASURY SECURITIES — 53.8%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	$15,075,336	$16,760,513
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	5,721,988	6,606,183
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	17,204,690	19,332,800
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	3,494,012	4,470,722
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	8,959,610	10,801,096
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	7,203,312	9,420,924
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	4,919,052	6,483,327
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	23,786,648	24,724,074
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	15,201,349	15,385,579
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	11,814,833	13,943,855
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	9,616,904	9,981,818
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	2,172,160	2,390,827
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48	1,043,570	1,155,805
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	11,148,900	11,149,011
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	21,120,971	21,415,499
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	20,624,417	21,064,070
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	42,373,500	42,757,855
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25(1)	15,951,999	16,280,242
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	8,285,256	8,541,032
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	17,714,235	17,774,443
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	15,780,150	16,100,756
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	14,188,608	14,559,564
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	666,380	701,264
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	16,046,498	16,208,084
TOTAL U.S. TREASURY SECURITIES (Cost $309,040,306)		328,009,343
CORPORATE BONDS — 10.1%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 3.80%, 3/1/45	300,000	334,185
Automobiles — 0.3%
Ford Motor Co., 4.35%, 12/8/26	180,000	185,962
Ford Motor Credit Co. LLC, MTN, 4.39%, 1/8/26	470,000	477,643
General Motors Co., 5.15%, 4/1/38	1,140,000	1,165,618
		1,829,223
Banks — 2.2%
Bank of America Corp., MTN, 3.30%, 1/11/23	720,000	744,643
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48	775,000	941,845
Citigroup, Inc., 2.35%, 8/2/21	362,000	364,235
Citigroup, Inc., 4.05%, 7/30/22	760,000	794,292
Citigroup, Inc., 3.20%, 10/21/26	1,100,000	1,141,090
Citigroup, Inc., VRN, 4.08%, 4/23/29	530,000	580,724
Cooperatieve Rabobank UA, 3.95%, 11/9/22	250,000	261,408
Credit Suisse AG (New York), MTN, 3.625%, 9/9/24	500,000	531,797

	Principal Amount	Value
Discover Bank, 3.45%, 7/27/26	$450,000	$467,300
HSBC Holdings plc, 2.95%, 5/25/21	600,000	607,636
HSBC Holdings plc, 4.30%, 3/8/26	450,000	489,974
HSBC Holdings plc, 4.375%, 11/23/26	400,000	433,315
HSBC Holdings plc, VRN, 4.04%, 3/13/28	470,000	502,702
Huntington Bancshares, Inc., 2.30%, 1/14/22	400,000	402,157
JPMorgan Chase & Co., 4.50%, 1/24/22	1,249,000	1,311,435
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49	700,000	786,485
U.S. Bancorp, MTN, 3.60%, 9/11/24	799,000	849,098
Wells Fargo & Co., 4.125%, 8/15/23	280,000	297,400
Wells Fargo & Co., 3.00%, 4/22/26	300,000	308,416
Wells Fargo & Co., MTN, 3.55%, 9/29/25	375,000	397,113
Wells Fargo & Co., MTN, 4.10%, 6/3/26	560,000	603,860
Wells Fargo & Co., MTN, 4.75%, 12/7/46	740,000	887,291
		13,704,216
Biotechnology — 0.2%
AbbVie, Inc., 2.90%, 11/6/22	7,000	7,145
AbbVie, Inc., 4.45%, 5/14/46	590,000	631,169
Amgen, Inc., 3.625%, 5/22/24	450,000	475,602
Gilead Sciences, Inc., 3.65%, 3/1/26	300,000	322,847
		1,436,763
Capital Markets — 0.4%
Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25	1,500,000	1,591,936
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	400,000	420,711
Morgan Stanley, MTN, 3.875%, 1/27/26	170,000	182,579
Morgan Stanley, MTN, VRN, 3.77%, 1/24/29	300,000	322,782
		2,518,008
Chemicals — 0.1%
Dow Chemical Co. (The), 3.50%, 10/1/24	300,000	314,994
Commercial Services and Supplies — 0.1%
Waste Management, Inc., 4.15%, 7/15/49	360,000	411,278
Consumer Finance — 0.2%
Capital One Financial Corp., 3.75%, 3/9/27	670,000	714,502
Discover Financial Services, 3.75%, 3/4/25	300,000	317,595
		1,032,097
Diversified Telecommunication Services — 0.8%
AT&T, Inc., 4.05%, 12/15/23	200,000	214,359
AT&T, Inc., 4.45%, 4/1/24	300,000	325,155
AT&T, Inc., 3.40%, 5/15/25	768,000	805,029
AT&T, Inc., 2.95%, 7/15/26	300,000	305,953
AT&T, Inc., 3.80%, 2/15/27	700,000	746,547
AT&T, Inc., 4.80%, 6/15/44	350,000	398,850
AT&T, Inc., 5.15%, 11/15/46	200,000	239,181
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)	800,000	842,303
Verizon Communications, Inc., 2.625%, 8/15/26	200,000	203,066
Verizon Communications, Inc., 5.01%, 8/21/54	570,000	733,825
		4,814,268

	Principal Amount	Value
Electric Utilities — 0.6%
AEP Transmission Co. LLC, 3.75%, 12/1/47	$300,000	$322,376
American Electric Power Co., Inc., 3.20%, 11/13/27	300,000	309,475
Duke Energy Corp., 3.15%, 8/15/27	200,000	206,052
Exelon Generation Co. LLC, 5.60%, 6/15/42	795,000	910,156
FirstEnergy Corp., 4.85%, 7/15/47	600,000	712,657
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	400,000	424,870
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	300,000	309,922
Southwestern Public Service Co., 3.70%, 8/15/47	500,000	525,884
		3,721,392
Entertainment†
Walt Disney Co. (The), 4.75%, 9/15/44	150,000	187,224
Equity Real Estate Investment Trusts (REITs) — 0.1%
Boston Properties LP, 3.65%, 2/1/26	150,000	158,916
Kilroy Realty LP, 3.80%, 1/15/23	301,000	311,965
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	468,000	480,270
		951,151
Food and Staples Retailing — 0.2%
Kroger Co. (The), 3.875%, 10/15/46	600,000	587,114
Walmart, Inc., 4.05%, 6/29/48	650,000	769,002
		1,356,116
Health Care Equipment and Supplies — 0.1%
Becton Dickinson and Co., 3.70%, 6/6/27	444,000	473,048
Medtronic, Inc., 3.50%, 3/15/25	45,000	48,221
		521,269
Health Care Providers and Services — 0.6%
Aetna, Inc., 2.75%, 11/15/22	406,000	412,635
Anthem, Inc., 4.65%, 1/15/43	300,000	338,202
Cigna Corp., 4.50%, 2/25/26(2)	200,000	219,538
Cigna Corp., 4.90%, 12/15/48	300,000	358,713
CVS Health Corp., 2.75%, 12/1/22	1,159,000	1,177,880
CVS Health Corp., 4.78%, 3/25/38	260,000	295,171
CVS Health Corp., 5.05%, 3/25/48	320,000	378,676
Duke University Health System, Inc., 3.92%, 6/1/47	467,000	520,616
Northwell Healthcare, Inc., 4.26%, 11/1/47	320,000	343,694
		4,045,125
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.25%, 6/10/24	350,000	368,385
Insurance — 0.2%
American International Group, Inc., 4.50%, 7/16/44	350,000	403,190
Hartford Financial Services Group, Inc. (The), 3.60%, 8/19/49	146,000	150,484
Markel Corp., 3.50%, 11/1/27	300,000	310,672
Prudential Financial, Inc., 3.94%, 12/7/49	235,000	256,120
Prudential Financial, Inc., MTN, VRN, 3.76%, (CPI YoY plus 2.00%), 11/2/20	189,000	189,478
		1,309,944
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	400,000	413,816

	Principal Amount	Value
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	$500,000	$514,068
Media — 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	960,000	1,198,922
Comcast Corp., 4.25%, 10/15/30	1,920,000	2,193,851
Comcast Corp., 6.50%, 11/15/35	556,000	787,642
ViacomCBS, Inc., 4.25%, 9/1/23	840,000	894,569
ViacomCBS, Inc., 3.70%, 6/1/28	250,000	262,510
ViacomCBS, Inc., 4.375%, 3/15/43	150,000	158,974
		5,496,468
Multi-Utilities — 0.2%
Dominion Energy, Inc., 4.90%, 8/1/41	550,000	644,844
Sempra Energy, 3.25%, 6/15/27	350,000	360,366
Sempra Energy, 3.80%, 2/1/38	350,000	365,357
		1,370,567
Oil, Gas and Consumable Fuels — 1.2%
Cimarex Energy Co., 4.375%, 6/1/24	200,000	211,232
Enbridge, Inc., 3.50%, 6/10/24	190,000	198,954
Enbridge, Inc., 3.70%, 7/15/27	400,000	423,554
Energy Transfer Operating LP, 3.60%, 2/1/23	312,000	319,580
Energy Transfer Operating LP, 5.30%, 4/15/47	770,000	821,124
Enterprise Products Operating LLC, 4.85%, 3/15/44	250,000	290,398
Hess Corp., 6.00%, 1/15/40	410,000	484,223
Magellan Midstream Partners LP, 5.15%, 10/15/43	350,000	409,424
MPLX LP, 4.50%, 4/15/38	300,000	305,074
MPLX LP, 5.20%, 3/1/47	400,000	431,948
Petroleos Mexicanos, 3.50%, 1/30/23	331,000	333,620
Petroleos Mexicanos, 4.875%, 1/18/24	700,000	736,809
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	437,000	448,388
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	950,000	1,069,632
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	187,000	190,190
Williams Cos., Inc. (The), 4.30%, 3/4/24	600,000	640,233
		7,314,383
Pharmaceuticals — 0.3%
Allergan Funding SCS, 3.85%, 6/15/24	350,000	367,578
Allergan Funding SCS, 4.55%, 3/15/35	430,000	469,784
Bristol-Myers Squibb Co., 3.625%, 5/15/24(2)	150,000	158,498
Bristol-Myers Squibb Co., 4.25%, 10/26/49(2)	250,000	296,275
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	340,000	350,314
		1,642,449
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	300,000	320,240
Burlington Northern Santa Fe LLC, 3.00%, 4/1/25	320,000	333,390
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	250,000	305,889
Union Pacific Corp., 2.75%, 4/15/23	150,000	152,837
		1,112,356

	Principal Amount	Value
Software — 0.2%
Microsoft Corp., 3.45%, 8/8/36	$660,000	$722,627
Oracle Corp., 2.50%, 10/15/22	200,000	203,682
Oracle Corp., 2.65%, 7/15/26	350,000	357,955
		1,284,264
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc., 3.20%, 5/11/27	1,050,000	1,107,632
Apple, Inc., 2.90%, 9/12/27	1,000,000	1,041,352
Dell International LLC / EMC Corp., 6.02%, 6/15/26(2)	790,000	909,265
		3,058,249
Trading Companies and Distributors — 0.1%
International Lease Finance Corp., 5.875%, 8/15/22	400,000	435,722
TOTAL CORPORATE BONDS (Cost $57,280,885)		61,497,980
COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.4%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	2,000,000	2,145,969
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	1,700,000	1,795,261
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	1,475,000	1,539,204
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	2,000,000	2,189,877
Commercial Mortgage Trust, Series 2015-3BP, Class A, SEQ, 3.18%, 2/10/35(2)	4,000,000	4,145,059
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	2,000,000	2,013,149
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 11/10/49	1,550,000	1,650,633
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(2)	1,500,000	1,546,446
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	1,500,000	1,563,204
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 8/10/38(2)	2,515,000	2,535,091
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	3,000,000	3,140,442
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	1,860,000	1,957,329
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 SEQ, 4.17%, 12/15/46	1,455,000	1,554,102
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	1,200,000	1,223,603
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	1,400,000	1,423,584
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	2,300,000	2,415,323
Morgan Stanley Capital I Trust, Series 2014-CPT, Class AM, VRN, 3.40%, 7/13/29(2)	2,500,000	2,530,576
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(2)	1,600,000	1,616,057
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4 SEQ, 2.78%, 8/15/49	3,350,000	3,402,251

	Principal Amount	Value
UBS Commercial Mortgage Trust, Series 2019-C17, Class AS, 3.20%, 10/15/52	$4,500,000	$4,531,496
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $44,661,274)		44,918,656
COLLATERALIZED MORTGAGE OBLIGATIONS — 6.8%
Private Sponsor Collateralized Mortgage Obligations — 5.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	67,736	71,460
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	95,764	98,524
Agate Bay Mortgage Loan Trust, Series 2014-3, Class A2, VRN, 3.50%, 11/25/44(2)	1,162,853	1,184,540
Agate Bay Mortgage Loan Trust, Series 2015-7, Class A3, VRN, 3.50%, 10/25/45(2)	1,147,675	1,161,335
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(2)	1,731,141	1,741,534
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(2)	1,224,662	1,247,241
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 SEQ, 2.72%, 11/25/59(2)	3,019,868	3,013,852
Cendant Mort Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	232,656	234,942
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	117,718	120,750
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	1,400,000	1,416,921
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 6/25/47(2)	24,765	25,108
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1, 2.66%, 10/25/59(2)	2,943,301	2,948,339
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(2)	997,578	998,319
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.98%, 10/25/29(2)	1,413,225	1,423,741
JPMorgan Mortgage Trust, Series 2016-1, Class A7 SEQ, VRN, 3.50%, 5/25/46(2)	3,500,000	3,591,169
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(2)	3,021,740	3,086,867
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(2)	1,331,003	1,396,416
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.29%, (1-month LIBOR plus 1.50%), 6/25/57(2)	1,681,166	1,706,742
Sequoia Mortgage Trust, Series 2014-3, Class A14, SEQ, VRN, 3.00%, 10/25/44(2)	274,368	274,588
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 11/25/44(2)	487,255	489,712
Sequoia Mortgage Trust, Series 2017-7, Class A7 SEQ, VRN, 3.50%, 10/25/47(2)	1,750,000	1,787,519
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(2)	1,374,572	1,412,327
Sequoia Mortgage Trust, Series 2019-4, Class A7 SEQ, VRN, 3.50%, 11/25/49(2)	6,250,000	6,373,228
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.53%, (1-month LIBOR plus 0.74%), 9/25/34	106,875	105,902
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	136,564	139,869

	Principal Amount	Value
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 6/20/44(2)	$52,206	$52,303
		36,103,248
U.S. Government Agency Collateralized Mortgage Obligations — 0.9%
FHLMC, Series K088, Class A2 SEQ, 3.69%, 1/25/29	5,000,000	5,475,829
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $41,395,486)		41,579,077
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 6.7%
FHLMC, 4.50%, 4/1/41	4,610,700	5,011,233
FHLMC, 3.00%, 7/1/49	22,938,943	23,291,857
FNMA, 4.50%, 5/1/39	2,020,605	2,210,441
FNMA, 4.00%, 11/1/41	1,086,533	1,162,458
FNMA, 4.00%, 11/1/41	511,320	546,613
FNMA, 4.00%, 2/1/42	708,118	759,751
FNMA, 4.00%, 2/1/46	7,572,319	8,012,885
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $40,672,367)		40,995,238
ASSET-BACKED SECURITIES — 6.7%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	584,675	585,395
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	277,929	277,204
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	2,124,528	2,133,584
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(2)	2,992,243	2,987,140
MVW LLC, Series 2019-2A, Class A SEQ, 2.22%, 10/20/38(2)	2,387,778	2,373,529
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	402,351	399,838
Progress Residential Trust, Series 2019-SFR1, Class A SEQ, 3.42%, 8/17/35(2)	3,600,000	3,653,553
Progress Residential Trust, Series 2019-SFR3, Class A SEQ, 2.27%, 9/17/36(2)	6,300,000	6,170,631
Progress Residential Trust, Series 2019-SFR4, Class B, 2.94%, 10/17/36(2)	3,900,000	3,882,140
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(2)	312,933	314,595
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A SEQ, 3.20%, 1/20/36(2)	1,438,947	1,452,176
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(2)	5,821,546	5,818,363
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 2/25/55(2)	540,556	546,798
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/25/57(2)	1,044,747	1,052,744
Towd Point Mortgage Trust, Series 2017-2, Class A2, VRN, 3.25%, 4/25/57(2)	4,000,000	4,093,070
Towd Point Mortgage Trust, Series 2019-2, Class M1, VRN, 3.75%, 12/25/58(2)	3,750,000	3,905,701
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	1,160,467	1,160,535
TOTAL ASSET-BACKED SECURITIES (Cost $40,958,254)		40,806,996

		Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS — 3.1%
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 2.99%, (3-month LIBOR plus 1.02%), 4/20/31(2)		$2,250,000	$2,222,130
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.02%, (3-month LIBOR plus 1.02%), 4/17/31(2)		650,000	645,708
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 2.92%, (3-month LIBOR plus 0.98%), 4/24/31(2)		2,000,000	1,982,429
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.09%, (3-month LIBOR plus 1.12%), 7/20/31(2)		1,750,000	1,744,213
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.07%, (3-month LIBOR plus 1.07%), 1/18/31(2)		3,000,000	2,992,731
KKR CLO Ltd., Series 2022A, Class A, VRN, 3.12%, (3-month LIBOR plus 1.15%), 7/20/31(2)		2,450,000	2,432,184
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 2.98%, (3-month LIBOR plus 0.98%), 4/15/31(2)		3,000,000	2,982,520
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.15%, (3-month LIBOR plus 1.15%), 4/18/31(2)		2,300,000	2,281,132
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.04%, (3-month LIBOR plus 1.07%), 10/20/28(2)		1,650,000	1,650,628
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $19,039,883)			18,933,675
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.0%
Australia — 0.3%
Australia Government Bond, 4.00%, 8/20/20	AUD	1,517,000	1,909,460
Canada — 0.7%
Canadian Government Real Return Bond, 4.25%, 12/1/21	CAD	1,929,903	1,598,332
Canadian Government Real Return Bond, 4.25%, 12/1/26	CAD	2,523,749	2,470,011
			4,068,343
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $7,791,515)			5,977,803
TEMPORARY CASH INVESTMENTS(3) — 5.2%
Credit Agricole Corporate and Investment Bank, 1.56%, 1/2/20(2)(4)		$6,499,000	6,498,448
Federal Home Loan Bank Discount Notes, 1.17%, 1/2/20(4)		25,000,000	25,000,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $31,497,925)			31,498,448
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $592,337,895)			614,217,216
OTHER ASSETS AND LIABILITIES — (0.8)%			(5,079,681)
TOTAL NET ASSETS — 100.0%			$609,137,535

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,911,967	AUD	2,765,836	UBS AG	3/18/20	$(32,557)
USD	4,130,285	CAD	5,444,087	Morgan Stanley	3/18/20	(63,271)
						$(95,828)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	341	March 2020	$68,200,000	$73,485,500	$(39,345)

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	6/6/24	$19,000,000	$(579)	$91,121	$90,542
CPURNSA	Receive	1.71%	6/20/24	$12,600,000	(537)	88,142	87,605
CPURNSA	Receive	1.86%	7/30/24	$12,500,000	(550)	(11,485)	(12,035)
CPURNSA	Receive	1.86%	8/1/24	$13,600,000	(559)	(10,780)	(11,339)
CPURNSA	Receive	1.62%	10/17/24	$12,500,000	(576)	157,932	157,356
CPURNSA	Receive	2.15%	11/20/27	$5,000,000	(554)	(94,624)	(95,178)
CPURNSA	Receive	2.31%	3/28/28	$11,500,000	(514)	(462,174)	(462,688)
CPURNSA	Receive	1.79%	10/16/29	$6,100,000	(562)	115,784	115,222
CPURNSA	Receive	1.80%	10/21/29	$6,100,000	(555)	113,342	112,787
CPURNSA	Receive	1.88%	11/21/29	$1,000,000	(510)	11,722	11,212
CPURNSA	Receive	1.87%	11/25/29	$5,000,000	(548)	62,369	61,821
					$(6,044)	$61,349	$55,305

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.67%	4/1/22	$5,000,000	$(686,859)
Bank of America N.A.	CPURNSA	Receive	2.53%	8/19/24	$4,000,000	(389,301)
Bank of America N.A.	CPURNSA	Receive	1.79%	8/27/25	$3,000,000	19,648
Bank of America N.A.	CPURNSA	Receive	2.24%	4/11/27	$7,000,000	(237,907)
Bank of America N.A.	CPURNSA	Receive	2.22%	4/13/27	$1,750,000	(55,345)
Bank of America N.A.	CPURNSA	Receive	2.24%	4/28/27	$4,000,000	(132,287)
Barclays Bank plc	CPURNSA	Receive	1.71%	2/5/20	$10,000,000	2,319
Barclays Bank plc	CPURNSA	Receive	2.59%	7/23/24	$2,300,000	(239,673)
Barclays Bank plc	CPURNSA	Receive	2.39%	9/19/24	$6,000,000	(479,696)
Barclays Bank plc	CPURNSA	Receive	2.36%	9/29/24	$6,500,000	(500,388)
Barclays Bank plc	CPURNSA	Receive	2.31%	9/30/24	$3,600,000	(254,943)
Barclays Bank plc	CPURNSA	Receive	2.90%	12/21/27	$15,100,000	(4,451,787)
Barclays Bank plc	CPURNSA	Receive	2.78%	7/2/44	$3,600,000	(1,155,496)
Goldman Sachs & Co.	CPURNSA	Receive	1.87%	5/23/26	$33,000,000	457,239
Goldman Sachs & Co.	CPURNSA	Receive	1.92%	5/31/26	$13,000,000	104,305
Goldman Sachs & Co.	CPURNSA	Receive	1.77%	6/16/26	$12,500,000	293,498
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$2,500,000	(73,533)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$2,500,000	(83,354)
						$(7,863,560)
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CPI YoY	-	U.S. Consumer Price Index Urban Consumers Year over Year Not Seasonally Adjusted Index
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $14,092,853.

(2)
Security was purchased pursuant to Rule 144a or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $116,370,028, which represented 19.1% of total net assets.

(3)	Category includes collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $570,000.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $592,337,895)	$614,217,216
Receivable for investments sold	2,065,560
Receivable for capital shares sold	1,426,353
Receivable for variation margin on futures contracts	15,984
Receivable for variation margin on swap agreements	153,333
Swap agreements, at value	877,009
Interest receivable	2,362,160
621,117,615

Liabilities
Disbursements in excess of demand deposit cash	366,234
Payable for collateral received for swap agreements	570,000
Payable for capital shares redeemed	1,857,918
Unrealized depreciation on forward foreign currency exchange contracts	95,828
Swap agreements, at value	8,740,569
Accrued management fees	240,341
Distribution fees payable	109,190
11,980,080

Net Assets	$609,137,535

Net Assets Consist of:
Capital (par value and paid-in surplus)	$613,120,002
Distributable earnings	(3,982,467)
$609,137,535

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$98,523,018	9,585,352	$10.28
Class II, $0.01 Par Value	$510,614,517	49,774,661	$10.26

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Interest	$18,160,839

Expenses:
Management fees	2,855,806
Distribution fees - Class II	1,310,647
Directors' fees and expenses	45,388
Other expenses	30,966
4,242,807

Net investment income (loss)	13,918,032

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,624,637
Forward foreign currency exchange contract transactions	88,728
Futures contract transactions	(2,956,697)
Swap agreement transactions	(4,701,442)
Foreign currency translation transactions	(92,426)
(3,037,200)

Change in net unrealized appreciation (depreciation) on:
Investments	36,098,860
Forward foreign currency exchange contracts	(243,194)
Futures contracts	1,555,430
Swap agreements	4,644,292
Translation of assets and liabilities in foreign currencies	753
42,056,141

Net realized and unrealized gain (loss)	39,018,941

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,936,973

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$13,918,032	$17,270,855
Net realized gain (loss)	(3,037,200)	(760,975)
Change in net unrealized appreciation (depreciation)	42,056,141	(35,372,701)
Net increase (decrease) in net assets resulting from operations	52,936,973	(18,862,821)

Distributions to Shareholders
From earnings:
Class I	(2,380,140)	(2,794,439)
Class II	(12,062,634)	(15,998,702)
Decrease in net assets from distributions	(14,442,774)	(18,793,141)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(41,628,475)	(27,308,770)

Net increase (decrease) in net assets	(3,134,276)	(64,964,732)

Net Assets
Beginning of period	612,271,811	677,236,543
End of period	$609,137,535	$612,271,811

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended December 31, 2019 was 0.46%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2019 totaled $246,589,661, of which $157,052,040 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2019 totaled $283,060,740, of which $171,140,261 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	2,340,251	$23,694,743	2,823,022	$27,991,927
Issued in reinvestment of distributions	233,202	2,380,140	284,177	2,794,439
Redeemed	(1,937,137)	(19,577,381)	(2,796,676)	(27,583,878)
	636,316	6,497,502	310,523	3,202,488
Class II/Shares Authorized	250,000,000		250,000,000
Sold	5,343,596	53,733,385	8,356,021	83,401,675
Issued in reinvestment of distributions	1,184,305	12,062,634	1,629,712	15,998,702
Redeemed	(11,313,954)	(113,921,996)	(13,122,473)	(129,911,635)
	(4,786,053)	(48,125,977)	(3,136,740)	(30,511,258)
Net increase (decrease)	(4,149,737)	$(41,628,475)	(2,826,217)	$(27,308,770)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$328,009,343	—
Corporate Bonds	—	61,497,980	—
Commercial Mortgage-Backed Securities	—	44,918,656	—
Collateralized Mortgage Obligations	—	41,579,077	—
U.S. Government Agency Mortgage-Backed Securities	—	40,995,238	—
Asset-Backed Securities	—	40,806,996	—
Collateralized Loan Obligations	—	18,933,675	—
Sovereign Governments and Agencies	—	5,977,803	—
Temporary Cash Investments	—	31,498,448	—
	—	$614,217,216	—
Other Financial Instruments
Swap Agreements	—	$1,513,554	—

Liabilities
Other Financial Instruments
Futures Contracts	$39,345	—	—
Swap Agreements	—	$9,321,809	—
Forward Foreign Currency Exchange Contracts	—	95,828	—
	$39,345	$9,417,637	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $31,000,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,019,972.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $71,458,333 futures contracts purchased and $24,071,429 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $223,841,667.

Value of Derivative Instruments as of December 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$95,828
Interest Rate Risk	Receivable for variation margin on futures contracts*	$15,984	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	153,333	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	877,009	Swap agreements	8,740,569
		$1,046,326		$8,836,397

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(255,225)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	88,728	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(243,194)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,956,697)	Change in net unrealized appreciation (depreciation) on futures contracts	1,555,430
Other Contracts	Net realized gain (loss) on swap agreement transactions	(4,446,217)	Change in net unrealized appreciation (depreciation) on swap agreements	4,644,292
		$(7,569,411)		$5,956,528

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$19,648	$(19,648)	—	—
Barclays Bank plc	2,319	(2,319)	—	—
Goldman Sachs & Co.	855,042	(156,887)	$(570,000)	$128,155
	$877,009	$(178,854)	$(570,000)	$128,155

Liabilities
Bank of America N.A.	$1,501,699	$(19,648)	$(1,482,051)	—
Barclays Bank plc	7,081,983	(2,319)	(7,079,664)	—
Goldman Sachs & Co.	156,887	(156,887)	—	—
Morgan Stanley	63,271	—	—	$63,271
UBS AG	32,557	—	—	32,557
	$8,836,397	$(178,854)	$(8,561,715)	$95,828

*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$14,442,774	$18,793,141
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$592,429,158
Gross tax appreciation of investments	$24,625,316
Gross tax depreciation of investments	(2,837,258)
Net tax appreciation (depreciation) of investments	21,788,058
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(7,801,836)
Net tax appreciation (depreciation)	$13,986,222
Other book-to-tax adjustments	$(3,213,104)
Undistributed ordinary income	$521,256
Accumulated short-term capital losses	$(1,584,103)
Accumulated long-term capital losses	$(13,692,738)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gain (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$9.66	0.25	0.63	0.88	(0.26)	—	(0.26)	$10.28	9.16%	0.47%	2.48%	41%	$98,523
2018	$10.23	0.28	(0.54)	(0.26)	(0.31)	—	(0.31)	$9.66	(2.57)%	0.48%	2.83%	15%	$86,413
2017	$10.13	0.24	0.15	0.39	(0.29)	—	(0.29)	$10.23	3.92%	0.47%	2.34%	28%	$88,334
2016	$9.96	0.20	0.27	0.47	(0.22)	(0.08)	(0.30)	$10.13	4.71%	0.48%	1.88%	37%	$78,925
2015	$10.43	0.11	(0.34)	(0.23)	(0.24)	—	(0.24)	$9.96	(2.28)%	0.47%	0.94%	23%	$49,652
Class II
2019	$9.64	0.22	0.63	0.85	(0.23)	—	(0.23)	$10.26	8.90%	0.72%	2.23%	41%	$510,615
2018	$10.21	0.26	(0.55)	(0.29)	(0.28)	—	(0.28)	$9.64	(2.82)%	0.73%	2.58%	15%	$525,858
2017	$10.11	0.21	0.16	0.37	(0.27)	—	(0.27)	$10.21	3.67%	0.72%	2.09%	28%	$588,902
2016	$9.94	0.17	0.27	0.44	(0.19)	(0.08)	(0.27)	$10.11	4.39%	0.73%	1.63%	37%	$580,541
2015	$10.39	0.07	(0.32)	(0.25)	(0.20)	—	(0.20)	$9.94	(2.47)%	0.72%	0.69%	23%	$524,787

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Variable Portfolios II, Inc. and Shareholders of VP Inflation Protection Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Inflation Protection Fund (the sole fund constituting American Century Variable Portfolios II, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31,2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	56	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	41	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	41	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to 2019)	41	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Notes

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
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American Century Variable Portfolios II, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91444 2002

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $43,098
FY 2019:    $39,043

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018: $0 FY 2019: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018: $0 FY 2019: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018: $0 FY 2019: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018: $0 FY 2019: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $133,378
FY 2019:    $186,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 25, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 25, 2020